Exhibit 99.1


             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

      The following unaudited pro forma financial information is based on the audited and unaudited consolidated financial statements of Del Laboratories, Inc. and its subsidiaries appearing elsewhere in this offering memorandum, as adjusted to illustrate the estimated pro forma effects of the transactions (including the preliminary application of purchase accounting).

      The unaudited pro forma consolidated balance sheet gives effect to the transactions as if they had occurred on September 30, 2004. The unaudited pro forma consolidated statements of operations give effect to the transactions as if they had occurred on January 1, 2003.

      The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable. However, as of the date of this offering memorandum, we have not performed the valuation studies necessary to estimate the fair values of the assets we will acquire and the liabilities we will assume and the related allocation of purchase price.

      The pro forma adjustments reflect our preliminary estimates of the purchase price allocation, which will change upon finalization of appraisals and other valuation studies that we will arrange to obtain. The final valuation will be based on the actual assets and liabilities of Del Laboratories, Inc. and its subsidiaries that exist as of the date of the completion of the transactions. For purposes of computing pro forma adjustments, we have assumed that historical values of current assets acquired and current liabilities assumed reflect fair value. The pro forma balance sheet does not include any fair value adjustments for inventories, property, plant and equipment, or other intangible assets since we have not completed the appraisal process for these assets. The pro forma adjustments also do not include a valuation adjustment for the production profit added to inventory under purchase accounting which will be charged to cost of goods sold as the related inventory is sold in the subsequent periods after closing and such adjustment may be material. Purchase price allocated to property, plant and equipment or other finite-lived intangible assets would result in additional depreciation and amortization expense which is not included in the pro forma statement of operations and such depreciation and amortization expense may be significant.

      The pro forma adjustments do not include any adjustments to deferred tax assets or liabilities. The structure of the transactions and certain elections that we may make in connection with the transactions and subsequent tax filings may impact the amount of deferred tax liabilities that are due and the realization of deferred tax assets.

      The unaudited pro forma financial information is for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial position that we would have reported had the transactions been completed as of the dates presented, and should not be taken as representative of our future consolidated results of operations or financial position.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004


                                                                                             Pro
                                                    Historical     Adjustments              Forma
                                                    ----------   --------------          -----------
                                                                 (in thousands)
Assets
Cash and cash equivalents                           $    2,365   $           --(a)       $     2,365
Accounts receivable, net                                81,241               --               81,241
Inventories                                            101,160               --              101,160
Deferred income taxes                                    8,042               --                8,042
Prepaid expenses and other current assets                4,143               --                4,143
                                                    ----------   --------------          -----------
Total current assets                                   196,951               --              196,951

Property, plant and equipment, net                      46,805               --               46,805
Intangibles, net                                         7,250               --                7,250
Goodwill                                                 6,282               --                6,282
Unallocated excess purchase price                           --          310,162(b)           310,162
Other assets                                            14,248           12,569(c)(d)         26,817
Deferred income taxes                                    6,159               --                6,159
                                                    ----------   --------------          -----------
Total assets                                        $  277,695   $      322,731          $   600,426
                                                    ==========   ==============          ===========
Liabilities and Stockholders' Equity
Current portion of long-term debt                   $      489   $        1,778(a)       $     2,267
Accounts payable                                        47,455               --               47,455
Accrued liabilities                                     21,702             (886)(a)           20,816
Income taxes payable                                       200                                   200
                                                    ----------   --------------          -----------
Total current liabilities                               69,846              892               70,738

Revolving credit facility                                   --            4,631(a)             4,631
Term loan B                                                 --          207,900(a)           207,900
Senior subordinated notes                                   --          150,000(a)           150,000
Long-term pension liability, less current portion        9,767            9,727(d)            19,494
Deferred income taxes                                    5,205               --                5,205
Deferred liability                                       1,403               --                1,403
Long-term debt, less current portion                    74,304          (72,899)(a)            1,405
                                                    ----------   --------------          -----------
Total liabilities                                      160,525          300,251              460,776

Shareholders' equity                                   117,170           22,480(e)           139,650
                                                    ----------   --------------          -----------
Total liabilities and shareholders' equity          $  277,695   $      322,731          $   600,426
                                                    ==========   ==============          ===========

    See accompanying notes to unaudited pro forma consolidated balance sheet

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a)   Reflects the sources and uses for the transactions as follows:

         Sources
         Revolving credit facility                                    $4,631
         Term loan B                                                 210,000
         Notes offered hereby                                        150,000
         Sponsor and rollover equity                                 142,700
                                                                    --------
         Total sources                                              $507,331
                                                                    --------
         Uses
         Purchase price                                             $382,100
         Repay existing debt                                          73,221

         Accrued interest and prepayment penalties on debt
           repaid                                                      2,760
         Estimated fees and expenses                                  27,700
         Severance and change in control payments                     21,550
                                                                    --------
         Total uses                                                  507,331
                                                                    --------
               Net adjustment to cash                               $     --
                                                                    ========

(b) Reflects the preliminary estimated excess of purchase price over the fair value of assets acquired and liabilities assumed as a result of the following assumed purchase price allocation:

         Purchase price                                             $382,100
         Estimated direct acquisition costs (1)                       34,339
                                                                    --------
         Aggregate purchase price                                    416,439
         Less: historical equity                                     117,170
                                                                    --------
         Initial excess purchase price to be allocated               299,269
         Less amounts allocated to:
               Adjustment to pension (note (d))                       10,518
               Write off deferred financing fees on
                 repaid debt                                             375
                                                                    --------
         Excess purchase price adjustment                           $310,162
                                                                    ========

---------------------------
      (1) Represents estimated direct acquisition costs including:

         Severance and other change of control costs                 $18,500
         Prepayment penalties                                          1,874
         Financial, advisory, legal, accounting and other
           costs                                                      13,965
                                                                    --------
                                                                     $34,339
                                                                    ========

The pro forma adjustments reflect our preliminary estimates of the purchase price allocation, which will change upon finalization of appraisals and other valuation studies that we will arrange to obtain. For purposes of computing pro forma adjustments, we have assumed that historical values of current assets acquired and current liabilities assumed reflect fair value. The pro forma balance sheet does not include any fair value adjustments for inventories, property, plant and equipment, or other intangible assets since we have not completed the appraisal process for these assets. Ultimately, a portion of the purchase price may be allocated to these assets and to deferred tax assets and liabilities, and the amounts may be significant. Purchase price allocated to inventory would impact cost of goods sold subsequent to the acquisition date. Purchase price allocated to property, plant and equipment, or other finite-lived intangible assets would result in additional depreciation and amortization expense which is not included in the pro forma statement of operations.

(c) Reflects the capitalization of estimated financing costs that we expect to incur in connection with the senior credit facilities and the notes offered hereby.

         Capitalization of estimated financing costs                 $13,735
         Write-off of deferred financing costs related to debt
           being refinanced                                             (375)
                                                                    --------
                                                                     $13,360
                                                                    ========

(d) Reflects the adjustment of other noncurrent assets and liabilities for pension benefits based on preliminary purchase accounting valuations. The adjustments were calculated using the fair values of assets and liabilities for the pension plans as determined by a preliminary independent actuarial valuation as of September 30, 2004 and discount rates of 6.0%. The final valuations will be based on asset values, discount rates and other actuarial assumptions appropriate at the date of closing. Therefore, the amount ultimately allocated to liabilities for pension benefits may differ significantly from the amounts shown.

         Decrease in other noncurrent assets                           $(791)
         Increase in other noncurrent liabilities                      9,727
                                                                    --------

                                                                     $10,518
                                                                    ========

(e) Reflects the net adjustment to eliminate our historical net equity and replace this amount with the new indirect equity contribution to be made, as follows:

         Equity contributions                                       $142,700
         Less historical equity                                     (117,170)
         Less change in control payments expensed                     (3,050)
                                                                    --------
         Net adjustment to equity                                    $22,480
                                                                    ========

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2004


                                                Historical     Adjustments               Pro Forma
                                                ----------    --------------             ---------
                                                              (in thousands)
Income Statement Data:
Net sales                                       $  396,463    $           --             $ 396,463
Cost of goods sold                                 196,153                --               196,153
                                                ----------    --------------             ---------
      Gross profit                                 200,310                --               200,310
Selling and administrative expenses                166,905            (4,051)(b)(c)(d)     162,854
Severance expenses                                      81                --                    81
Merger expenses                                      1,366                --                 1,366
                                                ----------    --------------             ---------
Operating income                                    31,958             4,051                36,009
Other income (expense), net
      Interest expense, net                         (3,497)          (21,002)(a)           (24,499)
      Gain on sale of facility and land               (146)               --                  (146)
      Amortization of deferred financing fees         (209)           (1,736)(a)            (1,945)
      Other, net                                       423                --                   423
                                                ----------    --------------             ---------
Other income (expense), net                         (3,429)          (22,738)              (26,167)
                                                ----------    --------------             ---------
Earnings before income taxes                        28,529           (18,687)                9,842
Income taxes                                        11,172            (7,288)(e)             3,884
                                                ----------    --------------             ---------
Net earnings                                    $   17,357    $      (11,399)            $   5,958
                                                ==========    ==============             =========
Cash Flows Data:
Net cash provided by (used in):
      Operating activities                      $    3,429    $      (10,931)(f)         $  (7,502)
      Investing activities                          (6,480)               --                (6,480)
      Financing activities                           3,404                --                 3,404
Capital expenditures                                11,236                --                11,236
Depreciation and amortization                       16,633                --                16,633


           See accompanying notes to unaudited pro forma consolidated statements of operations.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                Historical      Adjustments              Pro Forma
                                                ----------    --------------             ---------
                                                              (in thousands)
Income Statement Data:
Net sales                                       $  385,953    $           --             $ 385,953
Cost of goods sold                                 185,772                --               185,772
                                                ----------    --------------             ---------
      Gross profit                                 200,181                --               200,181
Selling and administrative expenses                161,644            (3,852)(b)(c)(d)     157,792
Severance expenses                                   2,033                --                 2,033
                                                ----------    --------------             ---------
Operating income                                    36,504             3,852                40,356
Other income (expense), net
      Interest expense, net                         (3,944)          (20,566)(a)           (24,510)
      Amortization of deferred financing fees         (241)           (1,704)(a)            (1,945)
      Other, net                                       579                --                   579
                                                ----------    --------------             ---------
Other income (expense), net                         (3,606)          (22,270)              (25,876)
                                                ----------    --------------             ---------
Earnings before income taxes                        32,898           (18,418)               14,480
Income taxes                                        12,524            (7,183)(e)             5,341
                                                ----------    --------------             ---------
Net earnings                                    $   20,374    $      (11,235)            $   9,139
                                                ==========    ==============             =========
Cash Flows Data:
Net cash provided by (used in):
      Operating activities                      $    8,740    $      (10,790)(f)         $  (2,050)
      Investing activities                         (18,025)               --               (18,025)
      Financing activities                          11,091                --                11,091
Capital expenditures                                18,200                --                18,200
Depreciation and amortization                       14,534                --                14,534


           See accompanying notes to unaudited pro forma consolidated statements of operations.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                Historical      Adjustments             Pro Forma
                                                ----------    --------------             ---------
                                                               (in thousand)
Income Statement Data:
Net sales                                       $  291,055    $           --             $ 291,055
Cost of goods sold                                 141,845                --               141,845
                                                ----------    --------------             ---------
      Gross profit                                 149,210                --               149,210
Selling and administrative expenses                121,735            (2,007)(b)(c)(d)     119,728
Severance expenses                                   1,969                --                 1,969
                                                ----------    --------------             ---------
Operating income                                    25,506             2,007                27,513
Other income (expense), net
      Interest expense, net                         (3,008)          (15,374)(a)           (18,382)
      Amortization of deferred financing fees         (180)           (1,279)(a)            (1,459)
      Other, net                                       176                --                   176
                                                ----------    --------------             ---------
Other income (expense), net                         (3,012)          (16,653)              (19,665)
                                                ----------    --------------             ---------
Earnings before income taxes                        22,494           (14,646)                7,848
Income taxes                                         8,578            (5,712)(e)             2,866
                                                ----------    --------------             ---------
Net earnings                                    $   13,916    $       (8,934)            $   4,982
                                                ==========    ==============             =========
Cash Flows Data:
Net cash provided by (used in):
      Operating activities                      $    6,143    $       (8,600)(f)         $  (2,457)
      Investing activities                         (14,366)               --               (14,366)
      Financing activities                           9,948                --                 9,948
Capital expenditures                                14,601                --                14,601
Depreciation and amortization                       10,662                --                10,662

           See accompanying notes to unaudited pro forma consolidated statements of operations.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                Historical      Adjustments              Pro Forma
                                                ----------    --------------             ---------
                                                               (in thousand)
Income Statement Data:
Net sales                                       $  301,565    $           --             $ 301,565
Cost of goods sold                                 152,226                --               152,226
                                                ----------    --------------             ---------
      Gross profit                                 149,339                --               149,339
Selling and administrative expenses                126,996            (2,206)(b)(c)(d)     124,790
Severance expenses                                      17                --                    17
Merger expenses                                      1,366                --                 1,366
                                                ----------    --------------             ---------
Operating income                                    20,960             2,206                23,166
Other income (expense), net
      Interest expense, net                         (2,561)          (15,810)(a)           (18,371)
      Loss on sale of facility and land               (146)               --                  (146)
      Amortization of deferred financing fees         (148)           (1,311)(a)            (1,459)
      Other, net                                        20                --                    20
                                                ----------    --------------             ---------
Other income (expense), net                         (2,835)          (17,121)              (19,956)
                                                ----------    --------------             ---------
Earnings before income taxes                        18,125           (14,915)                3,210
Income taxes                                         7,226            (5,817)(e)             1,409
                                                ----------    --------------             ---------
Net earnings                                    $   10,899    $       (9,098)            $   1,801
                                                ==========    ==============             =========
Cash Flows Data:
Net cash provided by (used in):
      Operating activities                      $      832    $       (8,741)(f)         $  (7,909)
      Investing activities                          (2,821)               --                (2,821)
      Financing activities                           2,261                --                 2,261
Capital expenditures                                 7,637                --                 7,637
Depreciation and amortization                       12,761                --                12,761

           See accompanying notes to unaudited pro forma consolidated statements of operations.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(a) Represents pro forma interest expense resulting from our new capital structure, using, in the case of revolving and term loan borrowings, an assumed LIBOR rate of 2.57% as follows:


                                                                      Nine Months Ended
                                                                         September 30,        Twelve Months
                                                   Year Ended        -------------------          Ended
                                                December 31, 2003      2003       2004     September 30, 2004
                                                -----------------    --------    -------   ------------------
                                                                       (in thousands)
Cash interest expense:
New debt facilities (1)                         $          24,157    $ 18,118    $18,118   $           24,157
Commitment fee (2)                                            227         170        170                  227
Existing debt (3)                                             126          94         83                  115
                                                -----------------    --------    -------   ------------------
Total cash interest expense                                24,510      18,382     18,371               24,499
Less historical cash interest
   expense, net                                            (3,944)     (3,008)    (2,561               (3,497)
                                                -----------------    --------    -------   ------------------
Total pro forma cash interest
   expense adjustment                           $          20,566    $ 15,374    $15,810   $           21,002
                                                =================    ========    =======   ==================
Amortization of capitalized debt
   issuance costs (4)                           $           1,945    $  1,459    $ 1,459   $            1,945
Less historical amortization of
   debt issuance costs                                       (241)       (180)      (148)                (209)
                                                -----------------    --------    -------   ------------------
Total pro forma adjustment                      $           1,704    $  1,279    $ 1,311   $            1,736
                                                =================    ========    =======   ==================

---------------------------

(1) Reflects pro forma cash interest expense on our senior credit facilities and the notes offered hereby.
(2) Reflects commitment fees of 0.50% on average available balance under our revolving credit facility.
(3) Reflects historical cash interest expense on existing debt that is not being refinanced.
(4) Reflects non-cash amortization of capitalized debt issuance costs. These costs are amortized over the term of the related debt.

      A 1/8% change in interest rates would have the following effect on pro forma interest expense:


                                                                     Nine Months Ended
                                                                       September 30,        Twelve Months
                                                   Year Ended       ------------------          Ended
                                                December 31, 2003     2003      2004     September 30, 2004
                                                -----------------   -------    -------   ------------------
                                                                      (in thousands)
Term loan                                       $             263   $   197    $   197   $              263
Senior subordinated notes                                     188       141        141                  188
                                                -----------------   -------    -------   ------------------
Total                                           $             451   $   338    $   338   $              451
                                                =================   =======    =======   ==================

(b) Reflects the adjustment to selling and administrative expense for the annual monitoring fee that we expect to pay to Kelso after the close of the transaction.


                                                                         Nine Months Ended
                                                                            September 30,           Twelve Months
                                                    Year Ended         ---------------------            Ended
                                                 December 31, 2003        2003        2004       September 30, 2004
                                                -------------------    ---------    --------    --------------------
                                                                          (in thousands)
Sponsor financial advisory fee                  $            (1,200)   $    (900)   $   (900)   $             (1,200)
                                                ===================    =========    ========    ====================

(c) Reflects the pro forma adjustments to decreases in selling and administrative expenses for costs expected to be eliminated following consummation of the transactions. The adjustments include a decrease in salary and related benefits as a result of the retirement of the current CEO, discontinuance of the employee stock option plan, and elimination of certain expenses that will no longer be incurred as a privately held company.

                                                                     Nine Months Ended
                                                                        September 30,        Twelve Months
                                                   Year Ended        ------------------          Ended
                                                December 31, 2003      2003      2004     September 30, 2004
                                                ------------------   --------   -------   -------------------
                                                                       (in thousands)
Reductions in selling and
   administrative expenses                      $            4,077   $  2,175   $ 2,380   $             4,282
                                                ==================   ========   =======   ===================

(d) Adjustment to reflect decrease in selling and administrative expenses related to the elimination of the amortization of unrecognized prior service costs and transition obligations related to our pension plans.


                                                                     Nine Months Ended
                                                                        September 30,         Twelve Months
                                                   Year Ended        ------------------           Ended
                                                December 31, 2003      2003      2004      September 30, 2004
                                                ------------------   --------   -------   -------------------
                                                                       (in thousands)
Amortization of unrecognized
   prior service costs and
   transition obligations                       $              975   $    732   $   726   $               969
                                                ==================   ========   =======   ===================


(e) Reflects the tax effect of the pro forma adjustments, calculated at a combined statutory rate of 39%.

(f) Pro forma net cash provided by operating activities reflects the impact of the pro forma adjustments on income from continuing operations. Pro forma net cash provided by (used in) investing and financing activities and capital expenditures are assumed to be unchanged from the historic cash flows.